UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2010

Max Capital Group Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2010, Max UK Holdings Ltd., a wholly owned subsidiary of Max Capital Group Ltd., as Account Party and Applicant, and Max Capital Group Ltd. ("Max"), as Guarantor, entered into an Amending and Restating Agreement Relating to a Credit Facility Agreement dated 13 October 2008 (the "A&R Facility") with the Banks and Financial Institutions listed on the Schedules thereto, as Banks, and ING Bank N.V., London Branch as Agent, Issuing Bank and Security Trustee.

The A&R Facility will only take effect upon the closing of the amalgamation of Alterra Holdings Limited, a wholly owned subsidiary of Max, and Harbor Point Limited ("Harbor Point"). It will continue to provide up to GBP 90 million for the issuance of letters of credit to provide funds at Lloyd’s to support Lloyd’s syndicate commitments and will continue to be partially secured by investment and cash collateral.

The A&R Facility increases certain commissions and fees paid by Max UK Holdings Ltd., including, among other commissions and fees, fees paid on outstanding letters of credit and fees paid on undrawn commitments, and modifies certain additional terms.

The foregoing summary is qualified in its entirety by reference to the A&R Facility, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)

10.1 Amending and Restating Agreement Relating to a Credit Facility Agreement, dated as of March 30, 2010, by and among Max UK Holdings Ltd., as Account Party and Applicant, Max Capital Group Ltd., as Guarantor, the Banks and Financial Institutions listed on the Schedules thereto, as Banks and ING Bank N.V., London Branch as Agent, Issuing Bank and Security Trustee.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This filing includes statements about future economic performance, finances, expectations, plans and prospects of Max and Harbor Point, both individually and on a consolidated basis, that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results of Max, please refer to the most recent Annual Report on Form 10-K (as amended by Max’s Form 10-K/A on March 12, 2010), Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by Max with the Securities Exchange Commission (“SEC”) and, in the case of Harbor Point, please refer to the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC. These documents are also available free of charge, in the case of Max, by directing a request to Max through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Harbor Point, by directing a request to Gayle Gorman, Senior Vice President, at 441-294-6743. Neither Max nor Harbor Point undertakes any obligation to update or revise publicly any forwardlooking statement whether as a result of new information, future developments or otherwise.

This filing contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on Max’s or Harbor Point’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this filing should not be considered as a representation by Max, Harbor Point or any other person that Max’s or Harbor Point’s objectives or plans, both individually and on a consolidated basis, will be achieved.

A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any lowering or loss of financial ratings of any wholly owned operating subsidiary; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth, in the case of Max, in its recent reports on Form 10-K, Form 10-Q and other documents of Max on file with the SEC and, in the case of Harbor Point, in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC.

Risks and uncertainties relating to the proposed amalgamation include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed amalgamation may not be satisfied or waived; and (5) the outcome of any legal proceedings to the extent initiated against Max or Harbor Point or its respective directors and officers following the announcement of the proposed amalgamation is uncertain. These risks, as well as other risks of the combined company and its subsidiaries, may be different from what the companies expect and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the amalgamation, are more fully discussed in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

ADDITIONAL INFORMATION ABOUT THE PROPOSED AMALGAMATION AND WHERE TO FIND IT:
This filing relates to a proposed amalgamation between Max and Harbor Point. In connection with the proposed amalgamation, Max filed with the SEC a registration statement on Form S-4, which included a definitive joint proxy statement/prospectus (Registration No. 333-165413). The definitive joint proxy statement/prospectus was filed on March 22, 2010 and first mailed to shareholders of Max and Harbor Point on or about March 24, 2010. This filing is not a substitute for the definitive joint proxy statement/prospectus or any other document that Max filed or may file with the SEC or that Max or Harbor Point sent or may send to its respective shareholders in connection with the proposed amalgamation. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT ON FORM S-4 FILED BY MAX WITH THE SEC AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMALGAMATION. All such documents are, or when filed will be, available in the case of Max, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Max through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Harbor Point, by directing a request to Gayle Gorman, Senior Vice President, at 441-294-6743.

PARTICIPANTS IN THE SOLICITATION:
Max and its directors and executive officers may be deemed to be participants in any solicitation of Max’s shareholders in connection with the proposed amalgamation. Information about Max’s directors and executive officers is available in Max’s Form 10-K/A filed with the SEC on March 12, 2010.

John Berger, Chief Executive Officer and President, and Andrew Cook, Chief Financial Officer, of Harbor Point, may also be deemed to be participants in any solicitation of Max’s shareholders in connection with the proposed amalgamation. Information about Mr. Berger and Mr. Cook is available in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.

April 1, 2010	By:	Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amending and Restating Agreement Relating to a Credit Facility Agreement, dated as of March 30, 2010, by and among Max UK Holdings Ltd., as Account Party and Applicant, Max Capital Group Ltd., as Guarantor, the Banks and Financial Institutions listed on the Schedules thereto, as Banks and ING Bank N.V., London Branch as Agent, Issuing Bank and Security Trustee.